1 The Best Things Come OUT OF THE BLUE First Quarter 2006 Earnings Overview Exhibit 99.2

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Forward Looking Statements
This presentation includes “forward-looking statements” within the meaning of the federal securities laws. Words such as “believes,”
“estimates,” “plans,” “expects,” “should,” “may,” “might,” “outlook,” and “anticipates,” and similar expressions, as they relate to BancGroup
(including its subsidiaries or its management), are intended to identify forward-looking statements. The forward-looking statements in these reports are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements. In addition to factors mentioned elsewhere in this report or previously disclosed in BancGroup’s SEC reports
(accessible on the SEC’s website at www.sec.gov or on BancGroup’s website at www.colonialbank.com), the following factors, among others, could cause actual results to differ materially from forward-looking statements and future results could differ materially from historical performance. These factors are not exclusive:
• deposit attrition, customer loss, or revenue loss in the ordinary course of business;
• increases in competitive pressure in the banking industry;
• costs or difficulties related to the integration of the businesses of BancGroup and institutions it acquires are greater than expected;
• the inability of BancGroup to realize elements of its strategic plans for 2006 and beyond;
• changes in the interest rate environment which expand or reduce margins or adversely affect critical estimates as applied and projected returns on investments;
• economic conditions affecting real estate values and transactions in BancGroup’s market and/or general economic conditions, either nationally or regionally, that are less favorable then expected;
• natural disasters in BancGroup’s primary market areas which result in prolonged business disruption or materially impair the value of collateral securing loans;
• management’s assumptions and estimates underlying critical accounting policies prove to be inadequate or materially incorrect or are not borne out by subsequent events;
• strategies to manage interest rate risk may yield results other than those anticipated;
• changes which may occur in the regulatory environment;
• a significant rate of inflation (deflation);
• acts of terrorism or war; and
• changes in the securities markets.
Many of these factors are beyond BancGroup’s control. The reader is cautioned not to place undue reliance on any forward looking statements made by or on behalf of BancGroup. Any such statement speaks only as of the date the statement was made or as of such date that may be referenced within the statement. BancGroup does not undertake any obligation to update or revise any forward-looking statements.

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Record Earnings in 1Q06
• Net Income of $65 million; up 35% over 1Q05
• EPS of $0.42; up 24% over 1Q05
• EPS beat consensus by $0.02
Strong increase in revenue
1
• Revenue
1
up 14% over 1Q05
• Net Interest Income increased 15% over 1Q05
• Noninterest Income
1
increased 6% over 1Q05
• Efficiency ratio
1
improved 275 bps from 4Q05 to 54.73%
Strong Period End Loan Growth
2
of 16% over prior year, 12% annualized
from the end of 2005
Overview
1 Excluding gains/losses on securities and derivatives,
branch sales and sale of Goldleaf
2 Excluding Mortgage Warehouse Lending

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Overview (cont’d)
Excellent Credit Quality
• Nonperforming Assets Ratio at a very low level of 0.24%
• Excellent net charge off history
• Provision expense exceeded net charge-offs by $2.6 million or 26%
• Allowance for loan losses covered nonperforming assets by 468% at
3/31/06
Outstanding Deposit Growth
• Average Deposits increased 26% from the 1Q05, 16%
1
organically, and
18%
1
annualized over 4Q05
• Florida Franchise had 17% annualized growth in average deposits over
4Q05
• Texas and Nevada branches each grew average deposits in excess of
25% annualized over the 4Q05
1
Excluding acquisitions, sale of branches and brokered deposits

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FL
58%
AL
23%
TX
4%
GA
5%
NV
5%
Corp
5%
FL
57%
Corp
10%
GA
6%
AL
17%
TX
6%
NV
4%
Colonial is in three of the four fastest growing states in the country
72%* of Total Deposits are in Florida, Georgia, Texas and Nevada
Projected population growth from 2005-2010 is expected to be 10.95% in our markets versus the national average of 6.26%
Branches, Assets and Deposits at 3/31/06 are as follows:
In the Right Places
* At 3/31/06
301 Branches $22 Billion in Assets $15.9 Billion in Deposits
NV
14
TX
13
FL
162
GA
20
AL
92

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Superior Projected Population Growth
2005 - 2010 Population Growth
Colonial BancGroup, Inc. 10.95%
Compass Bancshares, Inc. 9.97
Wachovia Corporation 8.85
SunTrust Banks, Inc. 8.72
South Financial Group, Inc. 8.68
Synovus Financial Corp. 7.17
Bank of America Corporation 6.95
BB&T Corporation 6.80
AmSouth Bancorporation 6.46
Regions Financial Corporation 5.86
First Horizon National Corporation 5.27
Fifth Third Bancorp 4.51
Trustmark Corporation 4.15
Whitney Holding Corporation 3.80
BancorpSouth, Inc. 3.46
Median 6.80%
Low 3.46
High 10.95
National Average 6.26
Source: SNL Financial.
Deposit data as of 6/30/05.
Population growth deposit weighted by county.

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Florida at 3/31/06:
• 58% of Deposits in Florida – Total Deposits of $9.3 Billion
• 57% of Assets in Florida – Total Assets of $12.6 Billion
• 54% of Branches in Florida – Total Branches – 162
Strong loan and deposit growth
• Loan growth, excluding acquisitions and mortgage warehouse lending, was 14%
over 1Q05; 20% annualized over 4Q05
• Average deposit growth, excluding acquisitions, was 18% over 1Q05; 17%
annualized over 4Q05
Florida Franchise

CNB LISTED NYSE

Jacksonville
Palm Coast
Ormond Beach
Port Orange
Titusville
Merritt Island
Palm Bay
Fort Pierce
West Palm Beach
Boynton Beach
Boca Raton
Fort Lauderdale
Pembroke Pines
Coral Springs
Palm Harbor
Clearwater
St. Petersburg
Sarasota
Arcadia
Cape Coral
Fort Myers
Tallahassee
Pensacola
Panama City
Port St. Joe
Apalachicola
Gainesville
Palatka
Kingsland
Gulf of Mexico
Atlantic Ocean
THE BAHAMAS
Freeport City
UNITED STATES
Copyright © 2003 Microsoft Corp. and/or its suppliers. All rights reserved.

Florida Franchise and Current Population
9 Planned Branches through 12/31/06
Current Branches
Current Population
2,500,000
500,000
100,000
Current Population
2,500,000
500,000
100,000
PANHANDLE
Assets = $421 Million
Deposits = $49 Million
2 Branches
CENTRAL FLORIDA
Assets = $3.4 Billion
Deposits = $3.0 Billion
60 Branches
MORTGAGE WHSE.
Assets = $2.4 Billion
Deposits = $444 Million
SOUTH FLORIDA
Assets = $3.4 Billion
Deposits = $2.9 Billion
46 Branches
FLORIDA WEST COAST
Assets = $3.1 Billion
Deposits = $2.8 Billion
54 Branches

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($ in millions)
Net Income
Originally Reported
As Restated
* As if restatement had not occurred
$233*
$175
$150
$140
$122
2001 2002 2003 2004 2005
15%
7%
17%
33%
$48
$65
$229
$173
$146
$151
$122
2001 2002 2003 2004 2005 1Q05 1Q06
18%
32%
24%
(3)%
35%

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$1.06
$1.16
$1.20
$1.33
$1.55
2001 2002 2003 2004 2005
(diluted)
Originally Reported
As Restated
* As if restatement had not occurred
Earnings Per Share
*
11%
3%
9%
17%
$0.34
$1.06
$1.26
$1.16
$1.31
$1.52
$0.42
2001 2002 2003 2004 2005 1Q05 1Q06
19% (8)%
13%
16%
24%

11 The Best Things Come OUT OF THE BLUE $422 $455 $495 $567 $163 $188 2001 2002 2003 2004 2005 1Q05 1Q06 $709 Net Interest Income ($ in millions) 8% 9% 15% 15% 25%

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Net Interest Income
Net Interest Income increased 15% over 1Q05
• Average earning assets increased $1.6 billion from the 1Q05 primarily from increases in loans and mortgage warehouse assets, offset by lower securities volume
• Net interest margin expanded 22 bps from 1Q05 to 3.86%
• 10
th
Consecutive Quarter of NIM expansion
Yield on average earning assets up 119 bps over 1Q05
• Loans comprised 76% of Average Earning Assets in 1Q06
75% of loans are adjustable or variable rate
• Securities comprised 14.7% of average earning assets in the quarter
Strong Average Deposit Growth
• Average Deposits increased $3.2 billion or 26% over the 1Q05
• Average Deposits funded earning asset growth and enabled the Company to reduce average wholesale borrowings by $1.8 billion.
• Cost of interest bearing deposits was 171 bps less than the rate on average wholesale borrowings in 1Q06

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$13,988
$10,862
$9,419
$8,734
$8,433
$12,392
$15,244
$15,595
2001 2002 2003 2004 2005 1Q05 4Q05 1Q06
Average Deposits
4%
8%
15%
1 Excluding acquisitions, sale of branches, and brokered deposits
*Annualized
18% 1*
($ in millions)
9%*
16%1
29%

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Net Interest Margin
3.86%
3.85%
3.78%
3.72%
3.64%
3.58%
3.53%
3.49%
3.45%
3.41%
3.36%
3.10%
3.20%
3.30%
3.40%
3.50%
3.60%
3.70%
3.80%
3.90%
3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06

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Net Interest Income and Margin
NII NIM
4
th
Qtr 2005 $ 186.9 3.85%
Spread on Earning Asset Growth 4.1 0.01%
Treasury Transactions 3.4 0.07%
Increase due to Asset Sensitivity 1.0 0.02%
Decrease in Days (2.8)
Deposit Pricing Competition & Mix Change (2.3)          (0.05%)
Loan Fees and MWL Asset Spread (1.8)         (0.04%)
1
st
Qtr 2006 $ 188.5 3.86%
($ in millions)
Tax
Equivalent

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Excellent Credit Quality
Nonperforming Assets ratio was 0.24% at 3/31/06
Net Charge-Off Ratio, annualized, was 0.26% for the quarter; 0.21% in
1Q05; 0.09% in 4Q05
Provision exceeded net charge-offs in 1Q06
Past dues > 30 days were 0.53% of net loans, up slightly from 0.48% at
12/31/05
Allowance for loan losses was 1.14%, or 468% of nonperforming assets

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Unusual Items in the Quarter
($ in millions)
$      0
Charged-off a portion of one C&I loan in Alabama
(7.0) $
Recognized a $1.7 million gain on the sale of $481 million of securities and a $2.5 million gain on the termination of
interest rate swaps with a notional principal amount of $155 million
4.2
Recognized a gain on sale of an investment in Goldleaf
Technologies
2.8
Impact on the Quarter

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Noninterest Income
($ in millions)
1Q06 4Q05 $ Change % Change
Service charges on deposit accounts 14.2 $      14.5 $      (0.3) $       -2%
Financial planning services 3.1           2.6           0.5           19%
Electronic banking 4.1           4.0           0.1           2%
Mortgage banking 2.9           2.8           0.1           4%
Mortgage warehouse fees 6.3           6.8           (0.5)          -7%
Bank-owned life insurance 4.0           3.5           0.5           14%
Goldleaf income 1.2           2.7           (1.5)          -56%
Net cash settlement of swaps -             1.5           (1.5)          -100%
Other income 5.8           5.2           0.6           12%
        Core noninterest income 41.6         43.6         (2.0)          -5%
Securities and derivatives gains (losses), net 4.2           (20.0)       24.2         121%
Change in fair value of swaps -             (6.7)         6.7           100%
Gain on sale of branches -             27.4         (27.4)        -100%
Gain on sale of Goldleaf 2.8           -            2.8           100%
        Total Noninterest Income 48.6 $      44.3 $      4.3 $        10%
Noninterest Income to Average Assets (1) 0.78% 0.82%
Noninterest Income to Total Revenue (1) 18.1% 18.9%
(1)   Core noninterest income was used in the calculation

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Noninterest Expense
($ in millions)
1Q06 4Q05 $ Change % Change
Salaries and employee benefits 68.8 $       66.6 $      2.2 $        3%
Occupancy expense of bank premises, net 15.5          17.4         (1.9)          -11%
Furniture and equipment expense 11.4          11.8         (0.4)          -3%
Professional services 4.4            6.9           (2.5)          -36%
Amortization of intangibles 3.1            3.1           -             0%
Advertising 2.9            3.7           (0.8)          -22%
Merger related expenses -              0.4           (0.4)          -100%
Goldleaf 1.0            2.4           (1.4)          -58%
Other expense 18.8          20.2         (1.4)          -7%
        Total Noninterest Expense 125.9 $     132.5 $    (6.6) $       -5%
Efficiency Ratio (1) 54.73% 57.48%
Noninterest Expense to Average Assets 2.34% 2.51%
(1)   Core noninterest income was used in calculation, see components on page 18 of slides

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Outlook for 2006
Low double digit loan and deposit growth are expected for the full year
2006
Diluted earnings per share are expected to be in line with street mean estimates ranging from $1.68 - $1.75
There are a number of uncertainties that would impact the expectations noted above, including the overall strength of the economy and changes in market rates.

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$.68
$.61
$.58
$.56
$.52
$.48
$.44
$.38
$.34
$.30
$.27
$.22
$.15
$.16
$.17
$.18
$.20
$0
$0
$0
$0
$0
$1
$1
$1
'90 '91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06
16 YEARS OF INCREASED DIVIDENDS
Solid Dividend Growth
*Estimated
*
11%

22 The Best Things Come OUT OF THE BLUE Supplemental

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Loan Portfolio Distribution
($ in millions)
Period-end
balance
12/31/05
Mortgage
Warehouse
Securitization
Internal
Growth
Period-end
balance
3/31/06
Commercial real estate and construction 9,908 $           - $                      359 $           10,267 $
Single-family real estate 2,439              - 22                2,461
Other loans 1,460              - 22                1,482
Home equity lines 609                  - 27                636
Total 14,416 $         - $                      430 $           14,846 $
Mortgage warehouse lending 484 $              231 $                (279) $          436 $
Loans held for sale
1,098 $           (231) $               361 $           1,228 $

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0.65%
0.78%
0.64%
0.54%
0.55%
0.60%
0.71%
0.84%
0.85%
0.29%
0.21%
0.78%
1.17%
1.25%
0.24%
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
4.00%
4.50%
'92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 1Q06
All FDIC Insured Commercial Banks
Colonial BancGroup
(as originally reported)
NPAs Consistently Below Industry

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0.47%
0.51%
0.09%
0.19%
0.26%
0.14%
0.33%
0.13%
0.18%
0.23%
0.23%
0.21%
0.21%
0.28% 0.29%
0.31%
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
1.20%
1.40%
1.60%
'91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 1Q06
All FDIC Insured Commercial Banks
Southern Regionals*
Colonial BancGroup
Net Charge-Offs/Average Loans
*Source: Sandler O’Neill & Partners
1 Annualized
1

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75% of loan portfolio is variable or adjustable rate at 3/31/06
Loans, excluding mortgage warehouse, grew 12%
1
annualized from 12/31/05
Loan yields, excluding mortgage warehouse, up 21 bps over 4Q
Average securities represented 14.7% of average earning assets at 3/31/06
Average deposits grew 18%
2
annualized from 4Q05; 16%
2
year-over-year
Total Deposit Mix: 59% - Non-time; 20% - Noninterest Bearing DDA at 3/31/06
Average deposits funded 79% of average interest earning assets in 1Q06 compared to 69% in 1Q05
Balance Sheet Growth & Mix Contribute Favorably to
Interest Rate Risk
1 Excluding branch sale
2 Excluding acquisitions, branch sales and brokered deposits
?